                                                                      EXHIBIT 1




                                  Rhodes, Inc.

                                2,489,374 Shares(1)
                                  Common Stock
                              (without par value)

                             Underwriting Agreement


                                                     [             , New Jersey]
                                                              New York, New York
                                                            [            ], 1994

Salomon Brothers Inc
Kidder, Peabody & Co. Incorporated
As Representatives of the several Underwriters, c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048


Dear Sirs:

                 Jackson National Life Insurance Co. ("Jackson National"), RHD Capital Investors, L.P. ("RHD"), and WPS Investors L.P. ("WPS", and collectively with RHD and Jackson National, the "Selling Shareholders"), propose, subject to the terms and conditions stated herein, to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, an aggregate of 2,489,374 shares (the "Underwritten Securities") of Common Stock, without par value ("Common Stock") of Rhodes, Inc., a Georgia corporation (the "Company"). WPS also proposes to grant to the Underwriters an option to purchase up to 225,000 additional shares of Common Stock (the "Option Securities", and together with the Underwritten Securities, being hereinafter called the "Securities").

                 1.  Representations and Warranties.
                     ------------------------------

                 (a) The Company, RHS and WPS jointly and severally represent and warrant to, and agree with, each

_________________________
         (1) Plus an option to purchase from WPS Investors, L.P., up to 225,000 additional shares to cover over-allotments.

Underwriter as set forth below in this Section 1(a). Certain terms used in this Section 1(a) are defined in paragraph (iii) hereof.

                 (i) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number
         33-[        ]) on Form S-3, including a related preliminary
         prospectus, for the registration under the Securities Act of 1933 (the "Act") of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including the related preliminary prospectuses, each of which has previously been furnished to you. The Company will next file with the Commission either (i) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (ii) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or (4). In the case of clause (ii), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectus with respect to the Securities and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                 (ii) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the respective rules thereunder; on the Effective

         Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the Company, RHD or WPS
                         --------  -------
         makes any representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

                 (iii) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph (i) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information. "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (i) above, including exhibits and financial statements and schedules, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424" and "Rule 430A" refer to such rules under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

                 (iv) Other than as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting any person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                 (v) This Agreement has been duly authorized, executed and delivered by the Company.

                 (vi) The outstanding shares of Common Stock have been duly authorized; the outstanding shares of Common Stock are validly issued, fully paid and nonassessable and conform in all material respects to the description thereof contained in the Form 8-A Registration Statement filed under the Exchange Act (File

         No. 0-8966) and incorporated by reference in the Prospectus; and the Company has authorized Capital Stock consisting of 20,000,000 shares of Common Stock, 1,000 shares of Class A Preferred Stock, and 2,000 shares of undesignated Preferred Stock, and the Company has outstanding as of the date hereof 9,777,433 shares of Common Stock, and no shares of Class A Preferred Stock or other Preferred Stock.

                 (vii) Except as described or referred to in the Prospectus, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company,
         (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company to issue such shares, any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations.

                 (viii) The Company is qualified and in good standing to do business as a foreign corporation under the laws of the States of Alabama, Florida, Illinois, Kentucky, Mississippi, Missouri, North Carolina, South Carolina and Tennessee, and is not required to be qualified to do business in any other jurisdiction, excluding such jurisdictions where failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company.

                 (ix) The execution and delivery of this Agreement does not, and the performance of this Agreement and the consummation of the transactions herein contemplated will not, result in a breach or violation of any of the terms and provisions of, or constitute a default (or result in a required repurchase of securities or repayment of debt) under (A) any statute, rule, regulation or order of any United States governmental agency or body or any United States court having jurisdiction over the Company or any of its properties, (B) any agreement or instrument that is material to the business of the Company and to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject or
         (C) the articles of incorporation or by-laws of the Company, except in the case of clauses (A) or (B) where such breach, violation or default would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company.

                 (x) No consent, approval, authorization, or order, registration or qualification of or with any court or governmental agency or body of the United States is required to be obtained by the Company for the consummation of the transactions contemplated by this Agreement, except such as may have been obtained under the Act and such of the foregoing as may be required under the securities or blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters.

                 (xi) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, pending or, to the knowledge of the Company, RHD or WPS, threatened against or affecting the Company, which is required to be disclosed in the Registration Statement, or which if adversely determined would individually or in the aggregate have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company.

                 (xii) (A) The Company owns the trademarks and trade names used in the operation of its business (the "Service Marks"); (B) there are no claims pending or, to the Company's, RHD's or WPS's knowledge, threatened by any person challenging the use of any Service Marks and there is no valid basis for any such claim; and (C) the use of such Service Marks by the Company does not infringe on the rights of any person.

                 (xiii) The Company is in compliance with all applicable federal, state and local environmental laws and regulations, including, without limitation, those applicable to emissions to the environment, waste management and waste disposal (collectively the "Environmental Laws"), except where such noncompliance would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company. To the Company's, RHD's and WPS's knowledge under current law, there are no circumstances that would prevent, interfere with or materially increase the cost of such compliance in the future.

                 (xiv) There is no claim under any Environmental Law, including common law, pending or threatened against or affecting the Company, except for such claims which, if determined adversely to the Company, would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company, ("Environmental Claim"), and, to the Company's, RHD's and WPS's best knowledge under applicable law, there are no past or present actions, activities, circumstances, events or incidents, including, without limitation, releases of any material into the environment that could reasonably be expected to form the basis of any Environmental Claim against or affecting the Company.

                 (xv) The Company has good title to its personal properties (tangible and intangible), and good and marketable title to its real properties, free and clear of all liens, charges and encumbrances, except for defects in title that do not materially interfere with the Company's ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes. The real properties held under lease by the Company are held by it under valid, subsisting and enforceable leases and no default is existing under any such lease which could result in termination of such lease by the lessor.

                 (b) Each Selling Shareholder represents and warrants to, and agrees with, each Underwriter and the Company that:

                 (i) Such Selling Shareholder is the lawful owner of the Securities to be sold by such Selling Shareholder hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, such Selling Shareholder will convey good and marketable title to such Securities, free and clear of all liens, encumbrances, equities and claims whatsoever.

                 (ii) Such Selling Shareholder and its officers, directors and affiliates has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities and, except as previously disclosed in writing to the Representatives, has not effected any sales of shares of Common Stock which, if effected by the Company, would be required to be disclosed in response to Item 701 of Regulation S-K.

                 (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Shareholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

                 (iv) Neither the sale of the Securities being sold by such Selling Shareholder nor the consummation of any other of the transactions herein contemplated by such Selling Shareholder or the fulfillment of the terms hereof by such Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under any law or the governing partnership agreement, Charter or by-laws, as the case may be, of such Selling Shareholder or the terms of any indenture or other agreement or instrument to which such Selling Shareholder is a party or bound, or any judgment, order or decree applicable to such Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Shareholder.

                 (c) Jackson National represents and warrants to, and agrees with each Underwriter and the Company that:

                 (i) Jackson National has no reason to believe that the representations and warranties of the Company, RHD and WPS contained in Section 1(a) are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Prospectus or any supplement thereto which has adversely affected or may adversely affect the business of the Company; and the sale of Securities by Jackson National pursuant hereto is not prompted by any information concerning the Company which is not set forth in the Prospectus or any supplement thereto.

                 (ii) In respect of any statements in or omissions from the Registration Statement or the Prospectus or any supplement thereto made in reliance upon and in conformity with information furnished in writing to the Company by Jackson National specifically for use in connection with the preparation thereof, Jackson National hereby makes the same representations and warranties to each Underwriter and the Company as the Company, RHD and WPS made to such Underwriter under
         Section 1(a)(ii).

                 2.  Purchase and Sale.  (a)  Subject to the terms and
                     -----------------
conditions and in reliance upon the representations and warranties herein set forth, each Selling Shareholder agrees, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to
purchase from the Selling Shareholders, at a purchase price of $[     ] per
share, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto.

                 (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, WPS hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 225,000 shares of the Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to WPS, setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates for the shares of Option Securities by WPS, and payment therefor to WPS, shall be made as provided in
Section 3 hereof. The number of shares of the Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

                 3.  Delivery and Payment.  Delivery of and payment for the
                     --------------------
Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third business day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on March [ ], 1994, which date and time may be postponed by agreement between the Representatives and the Selling Shareholders or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Underwritten Securities and the Option Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Securities being sold by each of the Selling Shareholders to or upon the order of the Selling Shareholders by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds. Delivery of the Underwritten Securities and the Option Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the offices of Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, New York. [Possibly New Jersey] Certificates for the Securities shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Closing Date.

                 The Selling Shareholders agree to have the Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

                 Each Selling Shareholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from such Selling Shareholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

                 If the option provided for in Section 2(b) hereof is exercised after the third business day prior to the

Closing Date, WPS, will deliver (at its own expense) to the Representatives, at the offices of Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, New York [Possibly New Jersey], on the date specified by the Representatives (which shall be within three business days after exercise of said option) (the "Option Closing Date"), certificates for the Option Securities registered in such names and denominations as the Representatives shall have requested against payment of the purchase price thereof to or upon the order of WPS, by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds. If settlement for the Option Securities occurs after the Closing Date, WPS will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

                 4.  Offering by Underwriters.  It is understood that the
                     ------------------------
several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

                 5.  Agreements.  (a)  The Company agrees with the several
                     ----------
Underwriters that:

                 (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus without your prior consent. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence reasonably satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (A) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (B) when the

         Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (C) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (D) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or, if known to the Company, threatening of any proceeding for that purpose and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or, if known to the Company, threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                 (ii) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (A) prepare and file with the Commission, subject to the second sentence of paragraph
         (a)(i) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (B) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                 (iii) In accordance with the Act and the rules and regulations promulgated thereunder, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                 (iv) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                 (v) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions in the United States as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay the fee of the National Association of Securities Dealers, Inc. in connection with its review of the offering.

                 (vi) The Company will not, for a period of 180 days following the Execution Time, without the prior written consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any other shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock; provided, however, that the
                                                   --------  -------
         Company may issue and sell Common Stock pursuant to any employee stock option plan.

                 (vii) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of the Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with
                         ----------------------------------------------------
         Cuba, and the Company further agrees that if it commences engaging in
         ----
         business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

                 (b) Each Selling Shareholder agrees with the several Underwriters that neither it nor any of its affiliates will during the period of 180 days following the Execution Time, without the prior written consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any other shares of Common Stock beneficially owned by such person, or any securities convertible into, or exchangeable for, shares of Common Stock, other than shares of Common Stock disposed of as bona fide gifts.

                 6.  Conditions to the Obligations of the Underwriters.  The
                     -------------------------------------------------
obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company and the Selling Shareholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their obligations hereunder and to the following additional conditions:

                 (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or
         (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                 (b) The Company shall have furnished to the Representatives the opinion of King & Spalding, counsel for the Company, dated the Closing Date, to the effect that:

                          (i) the Company is validly existing as a corporation
                 in good standing under the laws of the jurisdiction in which it is chartered or organized, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and based solely on the certificates provided by agencies of the States of Alabama, Florida, Illinois, Kentucky, Mississippi, Missouri, North Carolina, South Carolina and Tennessee is duly qualified to do business as a foreign corporation under the laws of each such state;

                          (ii) the Company's authorized equity capitalization
                 consists of 20,000,000 shares of Common Stock, 1,000 shares of Class A Preferred Stock and 2,000 shares of undesignated Preferred Stock; the capital stock of the Company conforms to the description thereof contained in the Form 8-A Registration Statement filed under the Exchange Act (File No. 0-8966) and incorporated by reference in the Prospectus; the outstanding shares of Common Stock (including the Securities being sold hereunder by the Selling Shareholders) have been duly authorized and validly issued and are fully paid and nonassessable; the Securities have been duly authorized for quotation on the Nasdaq Stock Market; the Securities are duly authorized for listing, subject to evidence of satisfactory distribution on the New York Stock Exchange; the certificates for the Securities are in valid and sufficient form; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive rights to subscribe for the Securities;

                          (iii) to the knowledge of such counsel, there is no
                 pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator to which the Company is a party which is of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and, to the knowledge of such counsel, there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required;

                          (iv) the Registration Statement has been declared
                 effective by the Commission under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) and Rule 430A has been made in the manner and within the time period required by Rule 424(b) and 430A; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission, no proceedings for that purpose have been instituted or threatened by the Commission and the Registration Statement and the Prospectus (other than the financial statements and the notes and Schedules thereto and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and nothing has come to the attention of such counsel that causes it to believe that, at the Effective Date, the Registration Statement (other than the financial statements and the notes and Schedules thereto and other financial and statistical information contained therein, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements and the notes and Schedules thereto and other financial and statistical information contained therein, as to which such counsel need express no opinion) included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                          (v) this Agreement has been duly authorized, executed
                 and delivered by the Company;

                          (vi) no consent, approval, authorization or order of
                 any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act, from the NASD and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                          (vii) neither the sale of the Securities, nor the
                 consummation of any other of the transactions contemplated herein nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company; and

                          (viii) to the knowledge of such counsel, except as
                 disclosed in the Prospectus, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of Georgia or New York or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company, the Selling Shareholders and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                 (c) RHD and WPS shall have furnished to the Representatives the opinion of King & Spalding, counsel for RHD and WPS, dated the Closing Date, and Jackson National shall have furnished to the
         Representatives the opinion of [          ], counsel for Jackson
         National, dated the Closing Date, in each case to the effect that:

                          (i) this Agreement has been duly authorized, executed
                 and delivered by each applicable Selling Shareholder and each such Selling Shareholder has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement the Securities being sold by such Selling Shareholder hereunder;

                          (ii) assuming the Underwriters acquire the Securities
                 in good faith without notice of any adverse claim as defined in Article 8 of the Uniform Commercial Code, the delivery by each Selling Shareholders to the several Underwriters of certificates for the Securities being sold hereunder by such Selling Shareholder against payment therefor as provided herein, will pass good and marketable title to such Securities to the several Underwriters, free and clear of all liens, encumbrances, equities and claims whatsoever;

                          (iii) no consent, approval, authorization or order of
                 any court or governmental agency or body is required for the consummation by each applicable Selling Shareholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and

                          (iv) neither the sale of the Securities being sold by
                 any applicable Selling Shareholder nor the consummation of any other of the transactions herein contemplated by any applicable Selling Shareholder or the fulfillment of the terms hereof by any applicable Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under any law or the governing partnership agreement, Charter or by by-laws, as the case may be, of such Selling Shareholder or, to such counsel's knowledge the terms of any indenture or other agreement or instrument known to such counsel and to which such Selling Shareholder is a party or bound, or, to such counsel's knowledge any judgment, order or decree to be applicable to such Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Shareholder.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Georgia or New York or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the applicable Selling Shareholder and public officials.

                 (d) The Representatives shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                 (e) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

                          (i) the representations and warranties of the Company
                 in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                          (ii) no stop order suspending the effectiveness of
                 the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                          (iii) since the date of the most recent financial
                 statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                 (f) Each Selling Shareholder shall have furnished to the Representatives a certificate, signed by two executive officers of such Selling Shareholder acceptable to the Representatives, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that the representations and warranties of such Selling Shareholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

                 (g) At the Execution Time and at the Closing Date, Arthur Andersen & Co. shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and that they have performed a review of the unaudited interim financial information of the Company for the nine month period ended November 30, 1993, as at November 30, 1993, in accordance with Statement on

         Accounting Standards No. 71, and stating in effect that:

                          (i) in their opinion the audited consolidated
                 financial statements and financial statement schedules and pro forma financial statements included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                          (ii) on the basis of a reading of the latest
                 unaudited financial statements made available by the Company and its subsidiaries; their limited review in accordance with standards established by the American Institute of Certified Public Accountants under Statement on Auditing Standards No. 71, of the unaudited interim financial information for the nine month period ended November 30, 1993, and as at November 30, 1993, carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the shareholders, directors and any committees of the Company; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to November 30, 1993, nothing came to their attention which caused them to believe that:

                                  (1) the unaudited financial statements
                          included or incorporated by reference in the Registration Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Prospectus;

                                  (2) with respect to the periods subsequent to
                          November 30, 1993, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company and its consolidated subsidiaries or capital stock of the Company or decreases in the shareholders' equity of the Company or the working capital of the Company and its subsidiaries as compared with the amounts shown on the November 30, 1993 consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from December 1, 1993 to such specified date there were any decreases as compared with the corresponding period in the preceding year on a pro forma basis giving effect to the Recapitalization (as defined in the Prospectus) as if it had been consummated on March 1, 1993, in net sales, operating income, income before income taxes or net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                                  (3) the unaudited amounts of net sales for
                          the three months ended February 28, 1994, and for the fiscal year ended February 28, 1994, contained in the Prospectus under the headings "Prospectus Summary--Recent Results" and "Management's Discussion and Analysis of Financial Condition and Results of Operations--Recent Results" do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Prospectus; and

                          (iii) they have performed certain other specified
                 procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus, including the information set forth under the captions "Prospectus Summary", "Investment Considerations", "Selected Consolidated Financial Data", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Business", "Certain Relationships and Transactions", and "Shares Eligible for Future Sale" in the Prospectus, the information included or incorporated in Items 1, 2, 6, 7 and 11 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                          (iv) on the basis of a reading of the unaudited pro
                 forma financial statements included or incorporated in the Registration Statement and the Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Company who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                 References to the Prospectus in this paragraph (g) include any supplement thereto at the date of the letter.

                 (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph
         (g) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

                 (i) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each officer and director of the Company that beneficially owns securities of the Company addressed to the Representatives, in which each such person agrees not to offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of, any shares of Common Stock beneficially owned by such person or any securities convertible into, or exchangeable for, shares of Common Stock for a period of 180 days following the Execution Time without the prior written consent of the Representatives, other than shares of Common Stock disposed of as bona fide gifts.

                 (j) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                 If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects as provided in the Agreement, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                 The documents required to be delivered by this Section 6 shall be delivered at the office of Cravath, Swaine & Moore, counsel for the Underwriters, at Worldwide Plaza, 825 Eighth Avenue, New York, New York, on the Closing Date.

                 7.  Reimbursement of Underwriters' Expenses.  If the sale of
                     ---------------------------------------
the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or any Selling Shareholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. If the Company is required to make any payments to the Underwriters under this Section 7 because of any Selling Shareholder's refusal, inability or failure to satisfy any condition to the obligations of the Underwriters set forth in Section 6, such Selling Shareholder shall reimburse the Company on demand for all amounts so paid.

                 8.  Indemnification and Contribution.  (a)  The Company, RHD
                     --------------------------------
and WPS jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, (i) that the Company, RHD and WPS will
                     --------  -------
not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein and (ii) with respect to any untrue statement or omission of a material fact made in any Preliminary Prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any Underwriter (or any of the directors, officers, employees and agents of such Underwriter or any controlling person of such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstances where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Prospectus to the Representatives, (x) delivery of the Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the Preliminary Prospectus was corrected in the Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the Prospectus. This indemnity agreement will be in addition to any liability which the Company, RHD and WPS may otherwise have.

                 (b) Jackson National agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each

Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls the Company or any Underwriter within the meaning of either the Act or the Exchange Act and each other Selling Shareholder to the same extent as the foregoing indemnity from the Company, RHD and WPS to each Underwriter, but only with reference to written information furnished to the Company by or on behalf of Jackson National specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which Jackson National may otherwise have.

                 (c) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each Selling Shareholder, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and the Selling Shareholders acknowledge that the statements set forth under the heading "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus, and you, as the Representatives, confirm that such statements are correct.

                 (d)  Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the
- --------  -------
indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                 (e)  In the event that the indemnity provided in paragraph
(a), (b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, any Selling

Shareholder and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Shareholders and by the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter
                --------  -------
(except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Selling Shareholders, jointly and severally, and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Selling Shareholders shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company, the Selling Shareholders or the Underwriters. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                 (f) Without limitation and in addition to their obligations under the other paragraphs of this Section 8, the Company and the Selling Shareholders, jointly and severally, agree to indemnify and hold harmless Salomon Brothers Inc, its directors, officers, employees and agents and each person who controls Salomon Brothers Inc within the meaning of the Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject, insofar as such losses, claims, damages or liabilities (or action in respect thereof) arise out of or are based upon Salomon Brothers Inc's acting as a "qualified independent underwriter" (within the meaning of Schedule 2 to the NASD's by-laws) in connection with the offering contemplated by this Agreement, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigation or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the
                                    --------  -------
Selling Shareholders will not be liable in any such case to the extent that any such loss, claim, damage or liability results from the gross negligence or wilful misconduct of Salomon Brothers Inc.

                 9.  Default by an Underwriter.  If any one or more
                     -------------------------
Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the
                                            --------  -------
event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Shareholders or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Shareholders and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                 10.  Termination.  This Agreement shall be subject to
                      -----------
termination in the absolute discretion of the Representatives, by notice given to the Company and the Selling Shareholders prior to delivery of and payment for the Securities, if prior to such time (i) trading in securities generally on the New York Stock Exchange or the National Association of Securities Dealers Automated Quotation National Market System shall have been suspended or limited or minimum prices shall have been established on either of such Exchange or Market System, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any material outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the reasonable judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

                 11.  Representations and Indemnities to Survive. The
                      ------------------------------------------
respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of the Selling Shareholders and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Selling Shareholders or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                 12.  Notices.  All communications hereunder will be in writing
                      -------
and effective only on receipt, and, if sent to
the Representatives, will be mailed, delivered or telegraphed and confirmed to them, care of Salomon Brothers Inc, at Seven World Trade Center, New York, New
York, 10048, attention of [           ]; or, if sent to the Company or the
Selling Shareholders, will be mailed, delivered or telegraphed and confirmed to it at 4370 Peachtree Road, Atlanta, Georgia 30319, attention of the Chief Financial Officer.

                 13.  Successors.  This Agreement will inure to the benefit of
                      ----------
and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                 14.  Applicable Law.  This Agreement will be governed by and
                      --------------
construed in accordance with the laws of the State of New York, without reference to its principles of conflicts of laws.

                 If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                                 Very truly yours,

                                                 RHODES, INC.,

                                                 By: __________________________
                                                     Name:
                                                     Title:

                                                 WPS INVESTORS, L.P.,

                                                 By: __________________________
                                                     Name:
                                                     Title:

                                                  RHD CAPITAL INVESTORS, L.P.,

                                                  By: __________________________
                                                      Name:
                                                      Title:


                                                  JACKSON NATIONAL LIFE
                                                  INSURANCE CO.,

                                                  By: __________________________
                                                      Name:
                                                      Title:



The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Brothers Inc
Kidder, Peabody & Co. Incorporated

By:  Salomon Brothers Inc

By:  ____________________________
                Vice President

For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.